UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

STRATEGIC HOTEL CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Item 7. Exhibit

(c)	Exhibit

Exhibit No.	Description
99.1	Strategic Hotel Capital, Inc. Press Release dated August 12, 2004

Item 12. Results of Operations and Financial Condition

On August 12, 2004, Strategic Hotel Capital, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Current Report, including the exhibit, is provided under Item 12 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Current Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2004

STRATEGIC HOTEL CAPITAL, INC.

By:	/s/ James H. Lyman
James H. Lyman
Chief Financial Officer

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